SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 16, 1999



                        CONSTELLATION ENERGY GROUP, INC.

             (Exact name of registrant as specified in its charter)



             Maryland                  1-1910                  52-1964611
             --------                  ------                  ----------

    (State or other jurisdiction     (Commission              (IRS Employer

         of incorporation)           File Number)           Identification No.)




                   39 W. Lexington Street, Baltimore, Maryland    21201
                   -------------------------------------------    -----

                    (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (410) 234-5000

                                 Not Applicable

          (Former name or former address, if changed since last report)

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Item 5. Other Events

                           Actions under Maryland Law

     On July 16, 1999, the Registrant elected by resolution of its Board of Directors to become subject to Sections 3-803 and 3-805 of Subtitle 8 of Title 3 of the Maryland General Corporation Law (MGCL) (Chapter 300, 1999 Laws of Maryland, effective June 1, 1999) as more particularly set forth in the Articles Supplementary filed herewith as Exhibit 99.1.

     On July 16, 1999, the Registrant also elected, by resolution of its Board of Directors, to amend its By-laws to provide that the Registrant is not subject to Subtitle 7 of Title 3 of the MGCL, reserving the ability to repeal such election, as more particularly set forth in the Amended and Restated By-laws of the Registrant filed herewith as Exhibit 99.2.

Item 7. Exhibits

     See Exhibit Index.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CONSTELLATION ENERGY GROUP, INC.
                                         (Registrant)




                                          By:       /s/ David A. Brune
                                                    ------------------
                                                    David A. Brune
                                                    Vice President - Finance and
                                                    Accounting



Date: July 19, 1999



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                                  EXHIBIT INDEX






  Exhibit Number             Exhibit                                Page Number
  --------------             -------                                -----------


      99.1       Articles Supplementary, dated July 19, 1999             5


      99.2       Amended and Restated By-laws of the Registrant          7



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